UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2007 (February 28, 2007)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
          On February 28, 2007, King Pharmaceuticals, Inc. issued a press release announcing its results of operations for the year and quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
          (d)       Exhibits
99.1	Press release of King Pharmaceuticals, Inc. dated February 28, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2007	KING PHARMACEUTICALS, INC.

	By:	/s/ Joseph Squicciarino Joseph Squicciarino Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of King Pharmaceuticals, Inc. dated February 28, 2007.